SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : July 26, 1999

                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                    333-68513               74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                                200 Vesey Street
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-5594


                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                     This report consists of 8 consecutively numbered pages.

Item 5.   Other Events.

     This report and the  attached  exhibit is being  filed with  respect to the
     Registrant's  Ocwen  Mortgage  Loan  Asset-Backed   Certificates,   Series
     1997-OFS2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibits are being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 1999, among Structured Asset Securities Corporation, as depositor, Ocwen Financial Services Inc., as master servicer, Ocwen Federal Bank FSB, as Special Servicer and The Chase Manhattan Bank, as trustee.

     On July 26, 1999 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as
     Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibits are filed as part of this report:

               Statement to Certificateholders on July 26, 1999 filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK,
                                    not in its individual capacity but solely as Trustee under the Agreement referred to herein

Date: August 10, 1999          By:   /s/Cynthia Kerpen
                                    Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits                      Page

        99.1             Monthly Certificateholder Statement on
                         July 26, 1999.                                5

                                  Exhibit 99.1

             Monthly Certificateholder Statement on July 26, 1999



    OCWEN HOME EQUITY LOAN TRUST SERIES 1999-OFS1 HOME EQUITY LOAN ASSET-BACKED CERTIFICATES
                              STATEMENT TO CERTIFICATEHOLDERS
                                       July 26, 1999

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            Original        Prior                                                                                Current
              Face      Principal                                                       Realized  Deferred       Principal
Class        Value        Balance            Interest       Principal      Total        Losses    Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
A_F      92,537,000.00   92,537,000.00       746,338.46     561,391.13   1,307,729.59    0            0            91,790,661.54
A_V      52,420,000.00   52,420,000.00       955,441.75     252,081.96   1,207,523.71    0            0            51,464,558.25
FX                   0               0                0              0              0    0            0                        0
VX                   0               0                0           0.39           0.39    0            0                        0
R3                   0               0                0              0              0    0            0                        0
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS  144,957,000.00  144,957,000.00     1,701,780.21     813,473.48   2,515,253.69    0            0           143,255,219.79
-----------------------------------------------------------------------------------------------------------------------------------


Factor Information Per $1,000 of Original Face                                           Pass-through Rates
--------------------------------------------------------------------------------      ---------------------------
                    Prior                                                     Current                      Current
                    Principal                                                 Principal       Class      Pass-thru
Class   Cusip       Factor          Interest      Principal      Total         Factor                       Rate
----------------------------------------------------------------------------------------------------------------------------------
A_F   67574LAD0  1,000.0000000     8.06529777    6.06666663   14.13196440    991.93470223      A_F       7.280000%
A_V   67574LAC2  1,000.0000000    18.22666444    4.80888897   23.03555341    981.77333556      A_V       5.410000%
----------------------------------------------------------------------------------------------------------------------------------
TOTALS           1,000.0000000    11.73989673    5.61182613   17.35172286    988.26010327


If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                Cynthia Kerpen
                THE CHASE MANHATTAN BANK - Structured Finance Services
                        450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-332337
                       email: cynthia.kerpen@chase.com
                     ---------------------------------------

                                      -6-


    OCWEN HOME EQUITY LOAN TRUST SERIES 1999-OFS1 HOME EQUITY LOAN ASSET-BACKED CERTIFICATES
                              STATEMENT TO CERTIFICATEHOLDERS
                                       July 26, 1999


Sec. 4.03(a)(i)     Group F Scheduled Principal                   63,647.83
                    Group F Unscheduled Principal                534,523.34

Sec. 4.03(a)(iv)    Group F Advances Required                    236,131.66
                    Group F Advances Made                        236,131.66

Sec. 4.03(a)(v)     Group F Pool Balance                      94,458,015.20

Sec. 4.03(a)(viii)  Group F Current Realized Losses                    0.00
                    Group F Cumultative Realized Losses                0.00

Sec. 4.03(a)x       Group F Servicing Fees                        39,606.74
                    Group F Special Servicing Fees                     0.00
                    Group F Trustee Fees                             891.15

                    Group F Premium Amount                        11,567.13

Sec. 4.03(a)(xiv)   Group F Net Prepayment Interest Shortfall          0.00
                    Group F Unpaid Interest Shortfall                  0.00

Sec. 4.03(a)(xviii) Group F Deficiency Amount                          0.00

Sec. 4.03(a)(i)     Group V Scheduled Principal                   23,030.50
                    Group V Unscsheduled Principal               749,074.69

Sec. 4.03(a)iv      Group V Advances Required                    196,155.86
                    Group V Advances Made                        196,155.86

Sec. 4.03(a)(v)     Group V Pool Balance                      52,800,099.66

Sec. 4.03(a)(viii)  Group V Current Realized Losses                    0.00
                    Group V  Cumultative Realized Losses               0.00

Sec. 4.03(a)(ix)    Group V Servicing Fees                        22,321.75
                    Group V Special Servicing Fees                     0.00
                    Group V Trustee Fees                             502.24

                    Group V Premium Amount                         6,552.50

Sec. 4.03(a)(xiv)   Group V Net Prepayment Interest Shortfall          0.00
                    Group V Unpaid Interest Shortfall                  0.00

Sec. 4.03(a)(xviii) Group V Deficiency Amount                          0.00

Sec. 4.03(a)(xiv)   Basis Risk Shortfalls                              0.00

Sec. 4.03(a)(v)     Aggregate Loan Balance                   147,258,114.86

    OCWEN HOME EQUITY LOAN TRUST SERIES 1999-OFS1 HOME EQUITY LOAN ASSET-BACKED CERTIFICATES
                              STATEMENT TO CERTIFICATEHOLDERS
                                       July 26, 1999


Sec 4.03(a)(x)  Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                     Group 1
                Category      Number    Principal Balance   Percentage
                1 Month       56         5,204,371.41       5.51%
                2 Months      21         2,774,054.49       2.94%
                3+ Months     0                  0.00       0.00%
                Total         77         7,978,425.90       8.45%

                     Group 2
                Category      Number    Principal Balance   Percentage
                1 Month      40         4,395,140.89        8.32%
                2 Months     11         1,334,194.12        2.53%
                3+ Months     1            62,913.74        0.12%
                Total        52         5,792,348.75       10.97%


                Number and Aggregage Principal Amounts of Mortgage Loans in Foreclosure
                   Group Totals
                              Number    Principal Balance   Percentage
                             14         1,172,886.96        0.80%

                Number and Aggregage Principal Amounts of Bankruptcy Loans
                   Group Totals
                              Number    Principal Balance   Percentage
                              6           733,716.80        0.50%

                Number and Aggregage Principal Amounts of REO Loans
                   Group 1
                              Number    Principal Balance   Percentage
                              0                 0.00        0.00%
                   Group 2
                              Number    Principal Balance   Percentage
                              0                 0.00        0.00%
                   Group Totals
                              Number    Principal Balance   Percentage
                              0                 0.00        0.00%


                                       -8-

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